CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Allison Transmission Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David S. Graziosi, President and Chief Executive Officer of the Company, and G. Frederick Bohley, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 30, 2018

/s/ David S. Graziosi
David S. Graziosi
President and Chief Executive Officer
(Principal Executive Officer)

Dated: October 30, 2018

/s/ G. Frederick Bohley
G. Frederick Bohley
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)